                                                                    Exhibit 99.4
                                                                          Page 9


CASE NAME:    Aerovox, Inc.  SCHEDULE OF POST PETITION LIABILITIES    FORM OPR-4
CASE NUMBER:  01-14680 jnf     FOR MONTH ENDED: February 23, 2002


                                  DATE                                                                                 OVER
                                INCURRED    DATE DUE     TOTAL DUE      0-30 DAYS       31-60 DAYS      61-90 DAYS    90 DAYS
TAXES PAYABLE

    Federal Income Taxes                                          0      $      0        $      0        $      0      $      0
                               ---------   ---------     ----------      --------        --------        --------      --------

    FICA - employer's share     01/24/02    01/31/02          9,006         9,006               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

    FICA - employees' share     01/24/02    01/31/02          9,006         9,006               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

    Withholding tax             01/24/02    01/31/02          5,515         5,515               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

    State income tax                                              0             0               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

    State sales and use tax                                       0             -               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

    State franchise tax                                           0             0               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

    Personal property tax                                         0             0               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

        TOTAL TAXES PAYABLE                              $   23,527      $ 23,527               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

POST PETITION SECURED DEBT                                        0             0               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

POST PETITION UNSECURED DEBT                                      0             0               0               0             0
                               ---------   ---------     ----------      --------        --------        --------      --------

ACCRUED INTEREST PAYABLE                                  1,405,485       168,151         168,151         186,201       882,982
                               ---------   ---------     ----------      --------        --------        --------      --------

TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*

    Accrued benefits                                         12,978        12,978               -               -             -
                               ---------   ---------     ----------      --------        --------        --------      --------

    Trade accounts payable*      various     various         38,279        13,050           3,066           1,954        20,209
                               ---------   ---------     ----------      --------        --------        --------      --------

    Accrued payroll             02/21/02    02/28/02         59,738        59,738               -               -             -
                               ---------   ---------     ----------      --------        --------        --------      --------

    Other accrued expenses       various     various        301,715       301,715               -               -             -
                               ---------   ---------     ----------      --------        --------        --------      --------

    TOTALS                                               $1,841,721      $579,159        $171,217        $188,155      $903,191
                               =========   =========     ==========      ========        ========        ========      ========

* Attach separate sheet if necessary.